UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2010

Impax Laboratories, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 476-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2010, the Company’s board of directors appointed Allen Chao, Ph.D., who was first elected to serve as a director on April 5, 2010, to serve on the audit committee of the board.

At the Annual Meeting of Stockholders of the Company held on May 25, 2010, the stockholders approved the amendment and restatement of the Company’s Amended and Restated 2002 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,000,000 shares. Such increase had been approved by the board of directors in February 2010, subject to stockholder approval. A summary of the Amended and Restated Plan is included in the Company’s proxy statement filed with the Securities and Exchange Commission on April 14, 2010.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the May 25 Annual Meeting, the Company’s stockholders (i) elected Leslie Z. Benet, Ph.D., Robert L. Burr, Allen Chao, Ph.D., Nigel Ten Fleming, Ph.D., Larry Hsu, Ph.D., Michael Markbreiter and Peter R. Terreri to the board of directors of the Company, each for a term of one year and until his successor is elected and qualified or until the director’s earlier death, resignation or removal; (ii) approved the increase in authorized shares under the 2002 equity incentive plan as described above; and (iii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The results of the stockholder vote for each proposal were as follows:

(1)	Election of Directors:

Nominee	Votes For	Withheld Authority	Broker Non-Votes
Leslie Z. Benet, Ph.D.	40,626,843	4,511,447	9,331,391
Robert L. Burr	40,646,094	4,492,196	9,331,391
Allen Chao, Ph.D.	44,730,248	408,042	9,331,391
Nigel Ten Fleming, Ph.D.	39,811,672	5,326,618	9,331,391
Larry Hsu, Ph.D.	43,974,135	1,164,155	9,331,391
Michael Markbreiter	43,908,386	1,229,904	9,331,391
Peter R. Terreri	44,744,380	393,910	9,331,391

(2)	Approval of the Increase in Shares under the 2002 Plan:

Votes For	34,242,303
Votes Against	10,772,476
Abstentions	134,511
Broker Non-Votes	9,320,391

(3)	Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm:

Votes For	54,315,934
Votes Against	125,542
Abstentions	28,205
Broker Non-Votes	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2010

IMPAX LABORATORIES, INC.

By:   /s/ Arthur A. Koch, Jr.
Name:  Arthur A. Koch, Jr.
Title:   Senior Vice President, Finance, and
Chief Financial Officer

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